EXHIBIT 32

Certification of Periodic Financial Reports

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Allied Motion Technologies, Inc. (the “Company”) certifies to his knowledge that:

(1)                                  The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003	/s/ Richard D. Smith
Richard D. Smith
Chief Executive Officer and Chief Financial Officer